UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2023

WEWORK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock[1]	WEWOW(1)	(1)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

(1) On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On May 4, 2023, plaintiff Bhumi Hardev (the “Plaintiff”) filed a putative class action complaint (the “Complaint”) in the Court of Chancery of the State of Delaware (the “Court”) against WeWork Inc. (“WeWork”) and the members of WeWork’s board of directors (the “Board”) under the caption Hardev v. WeWork Inc. et al., C.A. No. 2023-0492-JTL (the “Action”). On April 7, 2023, WeWork entered into a Tax Asset Preservation Plan, by and between WeWork and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (or any successor rights agent), as it may be amended from time to time (the “Tax Asset Preservation Plan”). The Complaint alleged that the Tax Asset Preservation Plan improperly eliminated all liability of the Board for any action conducted in connection with the Tax Asset Preservation Plan.

After the Complaint was filed, and without admitting that the allegations had any merit, WeWork and the Board informed Plaintiff that they did not intend or believe, and would not argue, that the Tax Asset Preservation Plan eliminates all liability of the Board for acts conducted in connection with the Tax Asset Preservation Plan.  Therefore, on August 30, 2023, the Court approved a stipulated order under which the Plaintiff voluntarily dismissed the Action as moot, with prejudice as to herself only, but without prejudice as to any other putative class member. Believing that the prompt resolution of this Action to be in the best interest of WeWork’s stockholders, and without admitting the allegations made by Plaintiff, WeWork has agreed to pay $135,000 (the “Mootness Fee”) to Plaintiff’s counsel to resolve the anticipated application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses.  In connection with the August 30, 2023 stipulated order, the Court ordered that WeWork provide this notice. The Court has not and will not pass judgment on the amount of the Mootness Fee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Pamela Swidler
Date: September 1, 2023	Name:	Pamela Swidler
	Title:	Chief Legal Officer